Exhibit 10.146
                                                                    RESTRICTED
                                                                   STOCK GRANT
                                                                      Terms
                                                                     Rev. II


                                  TIFFANY & CO.
                             a Delaware Corporation
                                 (the "Company")
                         TERMS OF RESTRICTED STOCK GRANT
                               (Non-Transferable)
                                    under the
                          1998 EMPLOYEE INCENTIVE PLAN
                                       and
                          2005 EMPLOYEE INCENTIVE PLAN
                            (either plan, the "Plan")
    Terms Adopted January 20, 2005, as amended March 7, 2005 and May 19, 2005

1. Introduction and Terms of Grant. Participant has been granted (the "Grant") Stock Units which shall be settled by the issuance and delivery of Shares of the Company's Common Stock. The Grant has been made under the Plan by the Stock Option Subcommittee of the Company's Board of Directors (the "Committee"). The name of the "Participant", the "Grant Date" and the number of "Stock Units" granted are stated in the attached "Notice of Grant". The other terms and conditions of the Grant are stated in this document and in the Plan. Certain initially capitalized words and phrases used in this document are defined in paragraph 10 below and elsewhere in this document or in the Plan. If the Participant has the title of Vice President or Group Vice President this Grant will be void unless the Participant executes and delivers to the Company those certain Non-Competition and Confidentiality Covenants in the form approved by the Committee, such delivery to be made within 180 days of the Grant Date.

2. Grant and Adjustment. Subject to the terms and conditions stated in this document, Participant has been granted Stock Units by the Company. As of the Grant Date, each Stock Unit has a Settlement Value of one Share, but the number of Shares which shall be issued and delivered pursuant to the Grant on the settlement of each Stock Unit (the "Settlement Value") shall be subject to adjustment as provided in Section 4.2(c) of the Plan, to adjust for, among other corporate developments, stock splits and stock dividends. References to Settlement Values in this document shall be deemed reference to Settlement Values as so adjusted. As anticipated in Section 4.7 of the Plan, Shares that have not been issued and delivered to a Participant shall be represented by Stock Units.

3. Maturity Dates - Vesting in Installments. Unless otherwise provided in paragraphs 4 or 5 below, Stock Units granted on a single Grant Date will "mature" and vest in installments according to the following schedule of "Maturity Dates":


---------------------------------------------------------------------------------------------------------------------
Maturity Dates as of the following         The Grant shall mature with the respect to the following percentage
anniversary of the Grant Date:             ("installment") of the Stock Units:
---------------------------------------------------------------------------------------------------------------------
One-year anniversary                       25%
---------------------------------------------------------------------------------------------------------------------
Two-year anniversary                       25%
---------------------------------------------------------------------------------------------------------------------
Three-year anniversary                     25%
---------------------------------------------------------------------------------------------------------------------
Four-year anniversary                      25%
---------------------------------------------------------------------------------------------------------------------


Following the Maturity Date of a Stock Unit, the Settlement Value of the Stock Unit in Shares shall be issued and delivered to or for the account of Participant. As provided for in Section 7 below, the Company may make such delivery to a Service Provider. A Stock Unit which fails to mature and vest on or before Participant's Date of Termination shall be void and shall not confer upon the owner of such Stock Unit any rights, including any right to any Share. In the event that the above schedule of installments would otherwise result in a Settlement Value that includes a fractional Share, such fractional Share shall not be deemed to have matured and vested, but shall mature and vest on a subsequent Maturity Date if, when added to other fractional Share interests that would otherwise mature and vest, a full Share will be deemed to have matured and vested. Under no circumstances will the Company be obligated to issue a fractional Share, and if the application of the prior sentence fails to result in the eventual issuance of a Share, the Company will not be required to settle any remaining fractional interest in cash.

4. Effect of Termination of Employment on Vesting. A Stock Unit shall not mature and shall not be settled for Shares if the Participant's Date of Termination occurs before the anniversary of the Grant Date on which the installment containing such Stock Unit was scheduled to mature, unless the Participant's Date of Termination occurs by reason of death or Disability, in which case all installments of the Grant which have not previously matured shall mature and vest on said Date of Termination.

5. Effect of Change in Control. All installments of the Grant shall mature upon the date of a Change of Control unless the Participant's Date of Termination occurs before the date of the Change of Control. The Committee reserves the right to unilaterally amend the definition of a "Change of Control" so as to specify additional circumstances which shall be deemed to constitute a Change of Control.

6. No Dividends or Interest. No dividends or interest shall accrue or be payable upon any Stock Unit. Until a Share is issued and delivered it shall not be registered in the name of the Participant.

7. Withholding for Taxes. All distributions of Shares shall be subject to withholding of all applicable taxes as computed by the Tiffany and Company finance department, and the Participant shall make arrangements satisfactory to the Company to provide the Company (or any Related Company) with funds necessary for such withholding before the Shares are delivered. Without limitation to the Company's right to establish other arrangements, the Company may: (i) designate a single broker or other financial services provider ("Services Provider") to establish trading accounts for Participants (each a "Participant's Trading Account"); (ii) deliver Shares to Participant's Trading Account; (iii) provide Services Provider with information concerning the applicable tax withholding rates for Participant; (iv) cause Services Provider to sell, on behalf of Participant, sufficient Shares to cover the Company's tax withholding obligations with respect to any delivery of Shares to Participant (a "Covering Sale"); and (v) cause Services Provider to remit funds resulting from such Covering Sale to Company or any Related Company that is the employer of Participant. Participant may, by written notice to the Company addressed to the Company's Secretary, and given no less than ten (10) business days before an applicable Maturity Date, elect to avoid such a Covering Sale, by delivering with such notice a bank-certified check payable to the Company (or other type of check or draft payable to the Company and acceptable to the Secretary) in the estimated amount of any such withholding required, such estimate to be provided by the Tiffany and Company finance department. The Committee may approve other methods of withholding, as provided for in the Plan, before the Shares are delivered.

8. Transferability. The Stock Units are not transferable otherwise than by will or the laws of descent and distribution, and shall not be otherwise transferred, assigned, pledged, hypothecated or otherwise disposed of in any way, whether by operation of law or otherwise, nor shall it be subject to execution, attachment or similar process. Upon any attempt to transfer the Stock Units otherwise than as permitted herein or to assign, pledge, hypothecate or otherwise dispose of the Stock Units otherwise than as permitted herein, or upon the levy of any execution, attachment or similar process upon the Grant, the Grant shall immediately terminate and become null and void.



Tiffany & Co. 1998 Employee Incentive Plan
Tiffany & Co. 2005  Employee Incentive Plan
Restricted Stock Grant: Terms of Stock Grant Award - Rev. II              Page 2

9. Definitions. For the purposes of the Grant, the words and phrases listed below shall be defined as follows:

a. Change of Control. A "Change of Control" shall be deemed to have occurred if :

     (i) any person (as used herein, the word "person" shall mean an individual or an entity) or group of persons acting in concert has acquired thirty-five percent (35%) in voting power or amount of the equity securities of the Company (including the acquisition of any right, Grant warrant or other right to obtain such voting power or amount, whether or not presently exercisable);

     (ii) individuals who constituted the Board of Directors of the Company on May 1, 1998 (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board of Directors, provided that any individual becoming a director subsequent to May 1, 1988 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director) shall be, for the purposes of this paragraph 9(a), considered as though such individual were a member of the Incumbent Board; or

     (iii)any other circumstance with respect to a change in control of the Company occurs which the Committee deems to be a Change in Control of the Company.

     A Change of Control which constitutes a Terminating Transaction will be deemed to have occurred as of fourteen days prior to the date scheduled for the Terminating Transaction.

b.   Code. The Internal Revenue Code of 1986, as amended.

c. Date of Termination. The Participant's "Date of Termination" shall be the first day occurring on or after the Grant Date on which Participant's employment with the Company and all Related Companies terminates for any reason; provided that a termination of employment shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Related Company or between two Related Companies; and further provided that the Participant's employment shall not be considered terminated while the Participant is on a leave of absence from the Company or a Related Company approved by the Participant's employer or required by applicable law. If, as a result of a sale or other transaction, the Participant's employer ceases to be a Related Company (and the Participant's employer is or becomes an entity that is separate from the Company), the occurrence of such transaction shall be treated as the Participant's Date of Termination.

d. Disability. Except as otherwise provided by the Committee, the Participant shall be considered to have a "Disability" if he or she is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment, which impairment, in the opinion of a physician selected by the Secretary of the Company, is expected to have a duration of not less than 120 days.

e. Plan Definitions. Except where the context clearly implies or indicates the contrary, a word, term, or phrase used in the Plan shall have the same meaning in this document.



Tiffany & Co. 1998 Employee Incentive Plan
Tiffany & Co. 2005  Employee Incentive Plan
Restricted Stock Grant: Terms of Stock Grant Award - Rev. II              Page 3

f. Market Value. The average of the high and low prices for the Shares as reported on The New York Stock Exchange for (i) the applicable Maturity Date if the Maturity Date is a trading day, or (ii) if the Maturity Date is not a trading day, the trading day next following the Maturity Date.

g.   Terminating   Transaction.   As  used  herein,   the  phrase   "Terminating
     Transaction" shall mean any one of the following:

     (i)  the dissolution or liquidation of the Company;

     (ii) a reorganization, merger or consolidation of the Company; or

     (iii)a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation, or upon the acquisition of substantially all of the property or more than eighty percent (80%) of the then outstanding stock of the Company by another corporation.

10. Heirs and Successors. The terms of the Grant shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business. Participant may designate a beneficiary of his/her rights under the Grant by filing written notice with the Secretary of the Company. In the event of the Participant's death prior to the full maturity of the Grant, the Shares will be delivered to such Beneficiary to the extent that it was matured on the Participant's Termination Date. If the Participant fails to designate a Beneficiary, or if the designated Beneficiary dies before the Participant, any Shares issuable hereunder will be delivered to the Participant's estate.

11. Administration. The authority to manage and control the operation and administration of the Grant shall be vested in the Committee, and the Committee shall have all powers with respect to the Grant as it has with respect to the Plan. Any interpretation of the Grant by the Committee and any decision made by it with respect to the Grant is final and binding.

12. Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of the Grant shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the office of the Secretary of the Company.




Tiffany & Co. 1998 Employee Incentive Plan
Tiffany & Co. 2005  Employee Incentive Plan
Restricted Stock Grant: Terms of Stock Grant Award - Rev. II              Page 4